Exhibit (17)(b)

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 866-751-6311 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 0123456789 Trillium ESG Small/Mid Cap Fund A Series of Professionally Managed Portfolios PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2023 The undersigned shareholder of the above named fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), hereby nominates, constitutes and appoints [ ], and each of them separately, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the above named Fund which the undersigned is entitled to vote at the special meeting of shareholders, to be held on October 5, 2023 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 at 11:30 a.m., Central Time, and at any and all adjournments thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 866-751-6311. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 5, 2023 (“The Special Meeting”). The proxy statement for this meeting is available at: https://vote.proxyonline.com/pmp/docs/trillium2023.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Trillium ESG Small/Mid Cap Fund YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this proxy card (reverse side). If the shares are held jointly, each holder should sign. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. PROXY CARD SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization with respect to the Trillium ESG Small/Mid Cap Fund (the “Target SMID Fund”) (the “Plan”) relating to the proposed reorganization of the Target SMID Fund with and into the Trillium ESG Small/Mid Cap Fund (the “Acquiring SMID Fund”) of JOHCM Funds Trust (the “Acquiring Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as described more fully in the Plan (the “Reorganization”). THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]